EXHIBIT (n)(1)(b)

Schedule A

Schedule of Share Classes and Annual 12b-1 Distribution and Service Fees

(as a % of average daily net assets)

Dated June 1, 2015

	A	B	C	I	Investor	Inst’l*	Advisers	R(1)	R6
Eaton Vance Growth Trust
Eaton Vance Atlanta Capital Focused Growth Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Select Equity Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital SMID-Cap Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	0.75	None
Eaton Vance Focused Growth Opportunities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Focused Value Opportunities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Global Natural Resources Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Greater China Growth Fund	0.30	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest Emerging Markets Equity Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest Global Equity Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest International Equity Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Hexavest U.S. Equity Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein All Asset Strategy Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein Equity Strategy Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Richard Bernstein Market Opportunities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Worldwide Health Sciences Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	0.75	N/A
Parametric Balanced Risk Fund	N/A	N/A	N/A	N/A	0.25	None	N/A	N/A	N/A

Eaton Vance Investment Trust (2)
Eaton Vance Floating-Rate Municipal Income Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance National Limited Maturity Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance New York Limited Maturity Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust (3)
Eaton Vance Arizona Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance California Municipal Opportunities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Connecticut Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Georgia Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Maryland Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Massachusetts Municipal Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Minnesota Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Missouri Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Municipal Opportunities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance National Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance New Jersey Municipal Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance New York Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance North Carolina Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Ohio Municipal Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Oregon Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Pennsylvania Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance South Carolina Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Virginia Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A

Eaton Vance Municipals Trust II (3)
Eaton Vance High Yield Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance TABS Intermediate-Term Municipal Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance TABS Short-Term Municipal Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A

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	A	B	C	I	Investor	Inst’l*	Advisers	R(1)	R6
Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Atlanta Capital Horizon Growth Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Core Plus Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Currency Income Advantage Fund	0.30	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Diversified Currency Income Fund	0.30	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Emerging Markets Local Income Fund	0.30	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Floating-Rate Advantage Fund	0.25	0.60	0.75	None	N/A	N/A	0.25	N/A	N/A
Eaton Vance Floating-Rate Fund	0.25	1.00	1.00	None	N/A	N/A	0.25	N/A	N/A
Eaton Vance Floating-Rate & High Income Fund	0.25	1.00	1.00	None	N/A	N/A	0.25	N/A	N/A
Eaton Vance Global Dividend Income Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Absolute Return Advantage Fund	0.30	N/A	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Absolute Return Fund	0.30	N/A	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Global Macro Capital Opportunities Fund	0.30	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Government Obligations Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance High Income Opportunities Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Multi-Strategy Absolute Return Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Multi-Strategy All Market Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration Government Income Fund	0.25	1.00	0.85	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration High Income Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration Strategic Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Stock Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Equity Asset Allocation Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Global Dividend Income Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.1	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Growth Fund 1.2	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Multi-Cap Growth Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Value Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Value Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance U.S. Government Money Market Fund (4)	None	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Parametric Commodity Strategy Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A
Parametric Dividend Income Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A
Parametric Emerging Markets Core Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	N/A	N/A
Parametric Emerging Markets Fund	N/A	N/A	1.00	N/A	0.25	N/A	N/A	N/A	None
Parametric Global Small-Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Parametric International Equity Fund	N/A	N/A	N/A	N/A	0.25	N/A	N/A	0.75	None
Parametric Tax-Managed International Equity Fund	N/A	N/A	1.00	N/A	0.25	N/A	N/A	N/A	N/A

Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	0.25	1.00	1.00	None	N/A	N/A	N/A	0.75	None
Parametric Tax-Managed Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	None	N/A	N/A	N/A

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Bond Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	0.75	None
Eaton Vance Bond Fund II	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Commodity Strategy Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Core Bond Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Dividend Builder Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Greater India Fund	0.30	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Growth Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Hedged Stock Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Large-Cap Value Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	0.75	None
Eaton Vance Real Estate Fund	0.25	N/A	N/A	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Short Duration Real Return Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Small-Cap Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	0.75	N/A
Eaton Vance Small-Cap Value Fund	0.25	1.00	1.00	None	N/A	N/A	N/A	N/A	N/A
Eaton Vance Special Equities Fund	0.25	N/A	1.00	None	N/A	N/A	N/A	N/A	N/A
Parametric Absolute Return Fund	N/A	N/A	N/A	N/A	0.25	None	N/A	N/A	N/A

* Institutional Class Shares

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(1)

The distribution plan for Class R shares authorized distribution and service fee payments of up to 0.75% annually.  The Fund’s Board of Trustees has authorized distribution and service fees equal to 0.50% annually.

(2)

The distribution plans for Class A, Class B and Class C shares (as applicable) authorize distribution and service fees of up to 0.25% annually.  The Funds’ Board of Trustees has authorized distribution and service fees of 0.15% annually.

(3)

The distribution plans for Class A, Class B and Class C shares (as applicable) authorize distribution and service fees of up to 0.25% annually.  The Funds’ (except the Eaton Vance California and Municipal Opportunities Funds, the Eaton Vance National and High Yield Municipal Income Funds, the Eaton Vance TABS 1-to-10, 5-to-15 and 10-to-20 Year Laddered Municipal Bond Funds and the Eaton Vance TABS Intermediate-Term and Short-Term Municipal Bond Funds) Board of Trustees has authorized distribution and service fees of 0.20% annually.

(4)

The distribution plans for Class B and Class C shares for Eaton Vance U.S. Government Money Market Fund authorize distribution fee payments of 0.75% and service fees of up to 0.25%.  The Fund’s Board of Trustees has authorized service fees for Class B and Class C equal to 0.15% annually.

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